EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Lason, Inc. for the year ended December 31, 2003, each of the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my respective knowledge and belief, that:

(1)	such Annual Report on Form 10-K of Lason, Inc. for the year ended December, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Annual Report on Form 10-K of Lason, Inc. for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Lason, Inc.

     The foregoing Certification is subject to and qualified by the disclosure in Part I, Item 1. Business — Fresh Start Reporting and Factors that Affect Comparability of Financial Information” and in Note 2 of Notes to the Consolidated Financial Statements, which provide that the consolidated financial statements of the registrant accompanying this annual report on Form 10-K have been prepared in conformity with generally accepted accounting principles for financial information, but not in conformity with the instructions for Form 10-K, Regulation S-K and Rule 10-01 of Regulation S-X, as the registrant has not presented financial information for the twelve months ending December 31, 2002, and 2001. In addition, the financial information for the twelve months ended December 31, 2002, 2001, 2000, and/or 1999 have been omitted from those applicable items of the Form 10-K requiring such information. Reference is made to the disclosure — Part I, Item 1. Business — Fresh Start Reporting and Factors that Affect Comparability of Financial Information and in Note 2 of Notes to the Consolidated Financial Statements for a more complete discussion and explanation.

/s/ Ronald D. Risher

March 29, 2004	Ronald D. Risher Chief Executive Officer

March 29, 2004	/s/ Douglas S. Kearney

Douglas S. Kearney Chief Financial Officer